                                                                    EXHIBIT 10.3


                               BIOMEDICINES, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                APPROVED BY THE BOARD OF DIRECTORS JULY 27, 2000
                    APPROVED BY STOCKHOLDERS __________, 2000

1.        PURPOSE.

          (a) The purpose of this 2000 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of BioMedicines, Inc. (the "Company") and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company (the "Common Stock").

          (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

          (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

          (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.        ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

          (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                    (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                    (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.


                                       1.

                    (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                    (iv) To amend the Plan as provided in paragraph 13.

                    (v) To terminate or suspend the Plan as provided in paragraph 15.

                    (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

          (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.        SHARES SUBJECT TO THE PLAN.

          (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock and subject to the increases in the number of reserved shares described below, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Three Hundred Thousand (300,000) shares of Common Stock (the "Reserved Shares"). On January 1 of each year, starting with January 1, 2002, and continuing through and including January 1, 2010, the number of Reserved Shares will be increased automatically by the lowest of (i) one-half percent (0.5%) of the total number of shares of Common Stock outstanding on such date, (ii) Two Hundred Thousand (200,000) shares, or (iii) a smaller number of shares determined by the Board prior to that January 1. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.

          (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.        GRANT OF RIGHTS; OFFERING.

          The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section

                                       2.

423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.        ELIGIBILITY.

          (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

          (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering, which date coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                    (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                    (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                    (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

          (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the


                                       3.

Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

          (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee to purchase stock of the Company or any Affiliate at a rate that exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

          (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; PROVIDED, HOWEVER, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.        RIGHTS; PURCHASE PRICE.

          (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to that number of shares of Common Stock of the Company purchasable with up to twenty percent (20%) (or such lower percentage as may be designated by the Board or Committee) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

          (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares that may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate number of shares issuable upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

          (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                    (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                                       4.

                    (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.        PARTICIPATION; WITHDRAWAL; TERMINATION.

          (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, 401(k), 402(h) or 403(b) of the Code or that provides non-qualified deferred compensation), overtime pay, bonuses, incentive pay, commissions and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

          (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such

                                       5.

deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

          (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8. EXERCISE.

          (a) On each Purchase Date specified in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares that is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. Any amount of accumulated payroll deductions remaining in a participant's account after the purchase of shares that equals or exceeds the amount required to purchase a whole share of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

          (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If, on the Purchase Date of any Offering hereunder, the shares to be issued under the Plan are not so registered or the Plan is not in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until such shares are subject to an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve
(12) months and the Purchase Date shall in no event be more than twenty-seven
(27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, such shares are not registered and the Plan is not in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.


                                       6.

9.        COVENANTS OF THE COMPANY.

          (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

          (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved of any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.       USE OF PROCEEDS FROM STOCK.

          Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.       RIGHTS AS A STOCKHOLDER.

          A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shares acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.       ADJUSTMENTS UPON CHANGES IN STOCK.

          (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan, due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 3(a), and the outstanding rights will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding rights. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

          (b) In the event of: (1) a dissolution or liquidation of the Company,
(2) the sale of all or substantially all of the securities or assets of the Company, (3) a merger or consolidation in which the Company is not the surviving corporation or (4) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plans. If no surviving corporation assumes outstanding rights or substitutes similar rights therefor, participants' accumulated payroll deductions shall be used to purchase Common Stock immediately prior to the transaction


                                       7.

described above and the participants' rights under the ongoing Offering shall terminate immediately following such purchase.

13.       AMENDMENT OF THE PLAN.

          (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                    (i) Increase the number of shares reserved for rights under the Plan;

                    (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code; or

                    (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

          (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except (i) with the consent of the person to whom such rights were granted, (ii) as necessary to comply with any laws or governmental regulations, or (iii) as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.       DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of


                                       8.

the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.       TERMINATION OR SUSPENSION OF THE PLAN.

          (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except (i) as expressly provided in the Plan or with the consent of the person to whom such rights were granted, (ii) as necessary to comply with any laws or governmental regulation, or (iii) as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

          (c) Notwithstanding the foregoing, the Plan shall terminate and no rights may be granted under the Plan after the tenth anniversary of the Effective Date.

16.       EFFECTIVE DATE OF PLAN.

          The Plan shall become effective simultaneously with the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the Effective Date.

                                       9.

                               BIOMEDICINES, INC.

                   2000 EMPLOYEE STOCK PURCHASE PLAN OFFERING

                             ADOPTED__________, 2000


1.   GRANT; OFFERING DATE.

     (a) The Board of Directors of BioMedicines, Inc. (the "Company"), pursuant to the Company's 2000 Employee Stock Purchase Plan (the "Plan"), hereby authorizes the grant of rights to purchase shares of common stock of the Company ("Common Stock") to all Eligible Employees (an "Offering"). The first Offering shall begin simultaneously with the effectiveness of the Company's registration statement under the Securities Act of 1933 with respect to the initial public offering of the Company's Common Stock and end on [February 1, 2003] (the "Initial Offering"). Offerings shall begin on the next following [August 1, 2001], and thereafter on each [February 1 and August 1] and each such Offering shall end on the day prior to the second anniversary of its Offering Date. The first day of an Offering is that Offering's "Offering Date." If an Offering Date falls on a day during which the Common Stock is not actively traded, then the Offering Date shall be the next succeeding day during which the Common Stock is actively traded.

     (b) An Offering may consist of one purchase period or divided into shorter purchase periods ("Purchase Periods"). Each Offering will be divided into four
(4) shorter Purchase Periods of approximately six (6) months in duration with the exception of the Initial Offering which shall have as its first Purchase Period the period beginning on the effective date of the Plan and ending [July 31, 2001].

     (c) Prior to the commencement of any Offering, the Board of Directors (or the Committee described in subparagraph 2(c) of the Plan, if any) may change any or all terms of such Offering and any subsequent Offerings. The granting of rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless, prior to such date (a) the Board of Directors (or such Committee) determines that such Offering shall not occur, or (b) no shares remain available for issuance under the Plan in connection with the Offering.

2.   ELIGIBLE EMPLOYEES.

     All employees of the Company and each of its Affiliates (as defined in the Plan) incorporated in the United States shall be granted rights to purchase Common Stock under each Offering on the Offering Date of such Offering, provided that each such employee otherwise meets the employment requirements of subparagraph 5(a) of the Plan (an "Eligible Employee"). Notwithstanding the foregoing, the following employees shall not be Eligible Employees or be granted rights under an Offering: 5% stockholders (including ownership through unexercised options) described in subparagraph 5(c) of the Plan.

                                       1.

     Each person who first becomes an Eligible Employee during any Offering shall be granted a right to purchase Common Stock under such Offering on the next [August 1 or February 1] during such Offering, which right shall thereafter be deemed to be a part of such Offering. Such right shall have the same characteristics as any rights originally granted under the Offering except that:

     (a) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right; and

     (b) the Offering for such right shall begin on its Offering Date and end coincident with the ongoing Offering.

3.   RIGHTS.

     (a) Subject to the limitations contained herein and in the Plan, on each Offering Date each Eligible Employee shall be granted the right to purchase the number of shares of Common Stock purchasable with up to twenty percent (20%) of such Participant's Earnings (as defined in the Plan) paid during the period of such Offering.

     (b) The maximum aggregate number of shares available to be purchased by all Eligible Employees under an Offering shall be the number of shares remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

     (c) Notwithstanding the foregoing, no employee shall be granted an option under the Plan which permits such employee's right to purchase stock under the Plan and all other employee stock purchase plans (described in Section 423 of the Code) of the Company to accrue at a rate that exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   PURCHASE PRICE.

     The purchase price of the Common Stock under the Offering shall be the lesser of (a) eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date (or eighty-five percent (85%) of the fair market value of the Common Stock on the first day on which the Company's Common Stock is actively traded that immediately follows the Offering Date if an Offering Date falls on a day during which the Company's Common Stock is not actively traded) or (b) eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date (or eighty-five percent (85%) of the fair market value of the Common Stock on the first day on which the Company's Common Stock is actively traded that immediately precedes the Purchase Date if a Purchase Date falls on a day during which the Company's Common Stock is not actively traded).

                                       2.

5.   PARTICIPATION.

     (a) Except as otherwise provided herein or in the Plan, an Eligible Employee may elect to begin payroll deductions under an Offering as of the beginning of the Offering or as of the day after any Purchase Date (I.E., any [January 31 or July 31 except for January 31, 2001]). Such an election shall be made by delivering an agreement authorizing payroll deductions. Such deductions shall be made each pay period and must be in whole percentages not to exceed twenty percent (20%) of Earnings. The agreement shall be made on such enrollment form as the Company or a designated Affiliate provides and must be delivered to the Company or designated Affiliate ten (10) days before the Offering Date to be effective for such Offering, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given Offering Date. As to the Initial Offering, the time for filing an enrollment form and commencing participation for individuals who are Eligible Employees on the Offering Date for the Initial Offering shall be determined by the Company and communicated to such Eligible Employees. A participant may not make additional contributions under the Plan.

     (b) Generally, once during any Purchase Period, a participant may increase or reduce (including to zero) his or her participation level as of the following February 1 or September 1, except that no change may be made during the ten (10) days immediately preceding each Purchase Date (or such shorter period of time determined by the Company and communicated to participants). Any such change in participation shall be made by delivering a notice to the Company or a designated Affiliate in such form and at such time as the Company may provide. Notwithstanding the foregoing, a participant may reduce (including to zero) his or her participation level once (and only once) during any Purchase Period, except that no change may be made during the ten (10) days immediately preceding each Purchase Date (or such shorter period of time determined by the Company and communicated to participants). Such change shall become effective as soon as administratively practicable. In addition, a participant may withdraw from an Offering and receive his or her accumulated payroll deductions from the Offering (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the Participant on any prior Purchase Dates), without interest, at any time prior to the end of the Offering, excluding the ten (10) day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to participants), by delivering a withdrawal notice to the Company or designated Affiliate in such form as the Company provides. A participant who has withdrawn from an Offering shall not again participate in such Offering but may participate in subsequent Offerings under the Plan by submitting a new participation agreement in accordance with the terms thereof.

6.   PURCHASES.

     Subject to the limitations contained herein, on each Purchase Date, each participant's accumulated payroll deductions (without any increase for interest) shall be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Plan and the Offering. "Purchase Date" shall be defined as [July 31, 2001, and each January 31 and July 31], thereafter. If a Purchase Date falls on a day during which the Common Stock is not actively traded then the Purchase Date shall be the nearest prior day on which the Common Stock is actively traded. On a Purchase Date, each participant's purchases will first be made under the Offering, for which purchases are made on such date, that results in stock being

                                       3.

purchased for such participant at the lowest price under all Offerings in which such participant then has been granted rights and under which stock is purchased on such Purchase Date.

7.   NOTICES.

     Any notices or agreements provided for in the Offering or the Plan shall be given in writing, in a form provided by the Company and, unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.   EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

     The rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

9.   OFFERING SUBJECT TO PLAN.

     Each Offering is subject to all the provisions of the Plan, and its provisions are hereby made a part of the Offering, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                       4.